                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): September 20, 1999
                                                         --------------------


                         First Alliance Mortgage Company
                                  on behalf of
                    First Alliance Mortgage Loan Trust 1999-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                    333-44585-07              52-2190109
----------------------------          ------------          --------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)



                        c/o Norwest Bank Minnesota, N.A.
                                   as Trustee
                        Sixth Street and Marquette Avenue
                              Minneapolis, MN 55479
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (612) 667-1234




                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events.

         Information relating to the distributions to Certificateholders for the September 1999 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1999-2, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1999 between First Alliance Mortgage Company as Servicer, and Norwest Bank, as trustee.


Item 7.      Exhibit.

         Monthly Report for the September 1999 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1999-2, Class A issued by the First Alliance Mortgage Loan Trust 1999-2.

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                  SERIES 1999-2
================================================================================

                 DISTRIBUTION:             20-Sep-99




====================================================================================================================================
                 ORIGINAL            BEGINNING                                                                        ENDING
CLASS              NOTE                NOTE             PRINCIPAL           INTEREST              TOTAL             CERTIFICATE
                  BALANCE             BALANCE         DISTRIBUTION        DISTRIBUTION        DISTRIBUTION            BALANCE
------------------------------------------------------------------------------------------------------------------------------------


A-1          55,000,000.00       54,346,050.38       613,249.74             321,094.58         934,344.32          53,732,800.64

A-2          35,000,000.00       34,500,781.02       299,146.74             166,147.62         465,294.36          34,201,634.27

 R                    0.00                0.00             0.00                   0.00               0.00                   0.00

 OC                   0.00          269,411.74             0.00                   0.00               0.00             405,808.65


====================================================================================================================================
TOTALS       90,000,000.00       89,116,243.14       912,396.48             487,242.20       1,399,638.68          88,340,243.56
====================================================================================================================================



                                             Principal Distribution Factors Statement

====================================================================================================================================
        ORIGINAL        BEGINNING    SCHEDULED   UNSCHEDULED                         ENDING       ENDING     TOTAL          TOTAL
CLASS     FACE         CERTIFICATE   PRINCIPAL    PRINCIPAL             REALIZED   CERTIFICATE CERTIFICATE  PRINCIPAL     PRINCIPAL
        BALANCE         BALANCE    DISTRIBUTION DISTRIBUTION ACCERTION  LOSS (3)     BALANCE    PERCENTAGE  REDUCTION   DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

A-1  55,000,000.00 988.11000691   0.00000000 11.14999527  0.00000000 0.00000000 976.96001164 0.97696001   11.14999527 11.14999527

A-2  35,000,000.00 985.73660057   0.00000000  8.54704971  0.00000000 0.00000000 977.18955057 0.97718955    8.54704971  8.54704971

 R            0.00   0.00000000   0.00000000  0.00000000  0.00000000 0.00000000   0.00000000 0.00000000    0.00000000  0.00000000

 OC           0.00   0.00000000   0.00000000  0.00000000  0.00000000 0.00000000   0.00000000 0.00000000    0.00000000  0.00000000

====================================================================================================================================

                                              Interest Distribution Factors Statement

====================================================================================================================================
                                                          PAYMENT OF
         ORIGINAL      CURRENT      BEGINNING   CURRENT     Unpaid    CURRENT  NON-SUPPORTED              ENDING          TOTAL
CLASS     FACE       CERTIFICATE  CERTIFICATE/  ACCRUED   INTEREST    INTEREST   INTEREST    REALIZED   CERTIFICATE/     INTEREST
         BALANCE        RATE      NOTIONAL BAL. INTEREST  SHORTFALL  SHORTFALL   SHORTFALL    LOSSES    NOTIONAL BAL   DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

A-1   55,000,000.00   7.09000%  988.11000691   5.83808327 0.00000000 0.00000000  0.00000000 0.00000000  976.96001164    5.83808327

A-2   35,000,000.00   5.59250%  985.73660057   4.74707486 0.00000000 0.00000000  0.00000000 0.00000000  977.18955057    4.74707486

 R             0.00   0.00000%    0.00000000   0.00000000 0.00000000 0.00000000  0.00000000 0.00000000    0.00000000    0.00000000

 OC            0.00   0.00000%    0.00000000   0.00000000 0.00000000 0.00000000  0.00000000 0.00000000    0.00000000    0.00000000

====================================================================================================================================

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                  SERIES 1999-2
================================================================================


                                                        DELINQUENCY STATUS

                                                                                          Percentage Delinquent
                                                                                                Base On
                                            Current               Unpaid
                                             Number             Principal           Number of          Unpaid Balance
     Group                                 of Loans               Balance              Loans
                 ----------------------------------------------------------------------------------------------------
       I         30 Days                          1            88,206.00              0.177%               0.163%
                 60 Days                          0                 0.00              0.000%               0.000%
                 90+ Days                         0                 0.00              0.000%               0.000%
                 Foreclosure                      1            88,206.00              0.177%               0.163%
                 Bankruptcy                       2           145,513.76              0.354%               0.270%
                 REO                              0                 0.00              0.000%               0.000%

                 ----------------------------------------------------------------------------------------------------
                 Totals                           4           321,925.76              0.708%               0.597%
                 ----------------------------------------------------------------------------------------------------

                 ----------------------------------------------------------------------------------------------------
       II        30 Days                          4           354,423.63              1.408%               1.031%
                 60 Days                          2           512,248.10              0.704%               1.490%
                 90+ Days                         0                 0.00              0.000%               0.000%
                 Foreclosure                      5           739,516.73              1.761%               2.151%
                 Bankruptcy                       0                 0.00              0.000%               0.000%
                 REO                              0                 0.00              0.000%               0.000%

                 ----------------------------------------------------------------------------------------------------
                 Totals                          11         1,606,188.46              3.873%               4.672%
                 ----------------------------------------------------------------------------------------------------


Current Period Realized Loss                                               0.00

Cumulative Realized Losses                                                 0.00

Current Period Class A Insufficient Funds

Principal Balance of Contaminated Properties                               0.00

Periodic Advance                                                           0.00



Group                                         1                      2
                                    ----------------------  --------------------

Subordinate Amount                             230,815.61            174,993.04
Subordinate Reduction Amount                            -                     -
Required Subordinate Amount                    825,000.00          1,050,000.00
Subordinate Increase Amount                    671,218.08            934,370.18
Extra Principal Distribution Amount             77,033.69             59,363.21
Excess Cash Amount                              77,033.69             59,363.21


                 ---------------------------------------------------------------
                                     COLLATERAL STATEMENT
                 ---------------------------------------------------------------

                 Beginning Scheduled Collateral Balance            89,116,243.14
                 Ending Scheduled Collateral Balance               88,340,243.56
                 Scheduled Principal Group I                           41,952.36
                 Scheduled Principal Group II                          25,912.37
                 Unscheduled Principal Group I                        494,263.69
                 Unscheduled Principal Group II                       213,871.16

                 ---------------------------------------------------------------

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     First Alliance Mortgage Loan Trust 1999-2
                                     -------------------------------------------
                                                   (Registrant)


                                     By:     First Alliance Mortgage Company
                                        ----------------------------------------
                                                       (Servicer)


Date:  September 24, 1999            By:   /S/ Francisco Nebot
      --------------------              ----------------------------------------

                                     Name:             Francisco Nebot
                                          --------------------------------------

                                                 Executive Vice President
                                     Title:      and Chief Financial Officer
                                           -------------------------------------